First Choice Bancorp

Q1 2021 Overview

April 26, 2021

First Choice Bancorp

Disclosures

FORWARD LOOKING STATEMENTS

In addition to historical information, certain matters set forth herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to management's beliefs, projections and assumptions concerning future results and events. Forward-looking statements, include descriptions of management's plans or objectives for future operations, products or services, and forecasts of the Company's revenues, earnings or other measures of economic performance. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of management and on the information available to management at the time that this presentation was prepared and can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "potential," 'project," "will likely result," "continue," "seek," "shall," "possible," "projection," "optimistic," and "outlook," and variations of these words and similar expressions or the negative version of those words or phrases.

Forward looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There are many factors that could cause actual results to differ materially from those contemplated by these forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company's earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ. Risks and uncertainties that could cause our financial performance to differ materially from our goals, plans, expectations and projections expressed in forward-looking statements include those set forth in our filings with the SEC, including under Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as may be supplemented and/or amended by our Quarterly Reports on Form 10-Q as filed subsequent thereto.

ADDITIONAL RISK FACTORS

The coronavirus (COVID-19) outbreak has had and may continue to have a material and adverse impact on certain of our customers directly or indirectly. Entire industries within our loan portfolio, such as the accommodations and food services industry, have experienced quarantine-related precipitous declines in demand for their products and services. Other industries we service have likewise experienced disruptions in their supply chain as well as quarantine-related declines in demand. In addition, such events could affect the stability of our deposit base, lead to mass layoffs and furloughs which could impair the ability of borrowers to repay outstanding loans, impair the value of collateral securing loans, result in lost revenue or cause us to incur additional expenses and losses. In 2020, the Federal Reserve took extreme measures to reduce interest rates to near zero in an attempt to boost consumer spending and indicated that it would leave interest rates near zero for the foreseeable future as it projected a long road to recovery from the pandemic-induced economic downturn. The extraordinarily low interest rate environment that has prevailed in the wake of the COVID-19 pandemic has put and will continue to put downward pressure on the Company's net interest margin, a key profitability indicator for the Company. Although we maintain contingency and disaster recovery plans for pandemic outbreaks, even with these precautions, the prolonged impact of the COVID-19 pandemic could negatively impact the availability of key personnel or significant numbers of our staff, many of whom are essential to the conduct of our business. A prolonged COVID-19 pandemic and the potential for future and more serious waves of the COVID-19 pandemic could also impact the business and operations of third party service providers who perform critical services for our business. If the COVID-19 pandemic continues or containment and mitigation measures prove unsuccessful, we may experience a material adverse effect on our business, financial condition, and results of operations.

First Choice Bancorp

Our Franchise

First Choice Bank

- Founded in 2005 and headquartered in Cerritos, California, we are a community-focused commercial bank serving SoCal
- With 8 branches and 2 LPOs, we specialize in making loans to small- to medium-sized businesses, including C&I, CRE with a hospitality niche, and SBA 7a and 504 loans
- We are a Preferred SBA Lender and participated in the Paycheck Protection Program and the Main Street Lending Program. We are currently participating in an additional round of the Paycheck Protection Program
- We exceed our clients' expectations through our commitment to our motto to be "First in Speed, Service, and Solutions"

Financial Highlights: Q1’21

- $2.5bn Assets
- $2.0bn Loans HFI
- $1.9bn Deposits
- ROAA: 1.64%
- ROATCE[2]: 19.09%

- CBLR[1]: 9.76%
- Efficiency Ratio[2]: 46.4%
- NPAs/Assets: 0.17%
- ALLL/Loans HFI (ex-PPP): 1.22%

1 Preliminary until Call Report is filed on or before April 30, 2021.
2 Non-GAAP measure. See reconciliation to GAAP in the Appendix.

Southern California Footprint



Burbank
Hollywood
Los Angeles
Inglewood
Compton
Norwalk
Fullerton
Long Beach
Garden Grove
Santa Ana
Huntington Beach
Newport Beach
West Covina
Upland
Fontana
San Bernardino
Ontario
Pomona
Riverside
Corona
Moreno Valley
Perris
Murrieta
Temecula
Fallbrook
Oceanside
Carlsbad
Escondido
Encinitas
Poway
San Diego
Chula Vista
San Bernardino National Forest
Banning
Yucaipa
San Jacinto
Hemet
Lake Elsinore
Santee
El Cajon

First Choice Bancorp

Q1'2021 Results

Q1'21 Highlights – Continued High Performance

- Net income of $9.8mm or $0.82 per diluted share
  - $5.3mm increase over Q1'20
  - $1.0mm decrease from Q4'20, primarily from decrease in Q1'21 loan sales and related gain of $2.6 mm
- PTPP Net Income of $14.0mm
- NIM stable at 4.20% primarily due to favorable yields on recent loan originations
- Efficiency ratio of 46.4% driven by strong revenues and continued expense management
- Excluding PPP, $25.3mm of organic loan growth
- TBV per share increased $0.40 to $17.69

Q1'21 Superior Stock Price Performance



FCBP +31.5%
S&P 500 +5.8%
NASDAQ +2.8%
KBW NASDAQ Bank Index +22.7%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
12/31
1/7
1/14
1/21
1/28
2/4
2/11
2/18
2/25
3/4
3/11
3/18
3/25

Improving Asset Quality

- Non-performing loans decreased $2.2mm to $4.2mm or 0.21% of total loans held for investment
- 7 loans were upgraded and returned to accrual status or paid in full in Q1'21
- Allowance for loan losses of $19.3mm or 1.22% of loans held for investment("HFI"), excluding PPP loans
  - No Q1'21 loan loss provision given favorable recoveries, risk rating upgrades and loss rates

First Choice Bancorp

Key Investment Highlights

Financial Performance

- Solid performance in Q1'21 and well poised for recovering economy
- Demonstrated ability to generate strong organic balance sheet growth
- Consistent growth of tangible book value per share
- Above peer group net interest margin

Premier Community Bank Franchise

- First in Speed, Service, and Solutions approach
- Top ranked SBA Lender in Southern California
- Focused on building a stronger company for the future

Prudent Risk Management

- Robust governance processes
- Superior credit record with strong asset quality metrics
- Proactive relationship management

Experienced & Diverse Leadership

- Executive management has on average 30+ years of through the cycle banking experience
- More than 50% of senior management identified as female
- Inclusive leadership development programs in place to develop bench
- Board has deep in-market experience with specialty credits

First Choice Bancorp

Pre-Tax Pre-Provision Income Trend

Q1’21 PTPP Income[1] decreased 9% vs prior quarter, but remains strong



$ in thousands
10,614
10,553
12,048
9,507
9,069
10,259
12,141
15,406
13,988
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21 2
Pre Tax Pre Provision Income

[1] Non-GAAP measure. See reconciliation to GAAP in the Appendix.

[2] In Q1'21, Sale of SBA and Main Street loans decreased resulting in a $2.6 million decrease in gain on sale of loans as compared to Q4'20.

Strong Growth in Loans HFI

Core franchise continues to generate organic loan growth despite industry wide low loan demand

Q1’21 Loans HFI[1] (excluding PPP) grew $25.3mm


$ in millions
Main Street
PPP
Residential
SBA
Construction and Land
CRE OO
CRE NOO
Commercial & Industrial
$2,000
$1,500
$1,000
$500
$-
Q1'20: $1,439; 43; 187; 234; 149; 476; 350
Q2'20: $1,845; 401; 39; 186; 218; 163; 503; 335
Q3'20: $1,896; 3; 400; 30; 202; 215; 160; 528; 358
Q4'20: $1,890; 8; 327; 28; 236; 198; 162; 550; 381
Q1'21: $2,042; 8; 453; 26; 235; 230; 159; 572; 359

1 Represents loans held for investment, net of discounts.

First Choice Bancorp

Diverse Loan Portfolio

Loans by Product Type



SBA - PPP, $453M, 22%
Residential, $26M, 1%
SBA, $235M, 12%
Commercial & Industrial, $367M, 18%
Construction and Land, $230M, 11%
CRE OO, $159M, 8%
CRE NOO, $572M, 28%

Loan Yields by Product Type

Loan Type ($ in millions)	Total Balances [1]	Total Loan Yield [2]	Q1'21 Vintage [3] Principal Balance	Q1'21 Vintage [3] Interest Rate
Construction and Land	$ 230	5.29%	$ 50	5.06%
Residential	26	4.22%	-	NA
CRE OO	159	5.77%	13	4.49%
CRE NOO	572	5.35%	52	4.61%
Commercial & Industrial	367	4.95%	55	4.46%
SBA	235	5.33%	30	5.02%
Total excluding PPP	1,589	5.27%	200	4.74%
SBA - PPP	453	3.76%	194	1.00%
Grand Total	$ 2,042	4.97%	$ 394	2.89%

1. Total loans held for investment, net of discount, at March 31, 2021.
2. Loan yield for the three months ended March 31, 2021.
3. Represents loans that were originated or renewed during Q1'21.

Loans by Geography [1]



Orange, $342M, 17%
San Diego, $297M, 15%
Los Angeles, $1,051M, 51%
Other CA, $183M, 9%
Other States, $133M, 6%
Others 2, $35M, 2%

1 Represents loans held for investment, net of discount by primary borrower zip code at March 31, 2021.
2 Includes borrowers where information is not available or residence is outside the USA.

SBA Portfolio [1] Details

Top 5 Industries [2] ($ in millions)	SBA Guaranteed	SBA Unguaranteed	$ Total	% of Total
Restaurants	$ 83	$ 17	$ 100	14.5%
Hotels	56	25	81	11.8%
Professional, Scientific, and Technical Services	47	27	74	10.8%
Health Care and Social Assistance	46	13	59	8.6%
Construction	43	8	51	7.4%
Manufacturing	40	18	58	8.4%
Others	163	102	265	38.5%
Total SBA Portfolio	$ 478	$ 210	$ 688	100.0%

1. Includes SBA PPP loans.
2. Based on Industry NAICS code.

First Choice Bancorp

PPP Loan Program Updates

PPP Loans Updates

1. In 2020, originated $400mm to over 1,875 customers
   a. Funded $253mm with PPP LF @ 35bps
   b. In Q1’21, received $67.9mm of forgiveness and repayments (life-to-date forgiveness of $140.9mm)
   c. Q1’21 accelerated deferred fee income of $1.4mm (life-to-date of $3.2mm)
2. In Q1’21, originated $194mm to over 700 customers
   a. Referred over $15mm to FinTech
   b. Expected to earn over $130k of referral fee

Impact on Net Interest Income and NIM

1. In Q1’21, earned $3.7mm interest income from PPP loans
   a. Accelerated deferred fee income of $1.4mm from forgiveness and repayments; contributed 29bps to the QTD average loan yield and 25bps to NIM
   b. Interest income & scheduled fee income totaled $2.3mm; contributed 46bps to QTD average loan yield and 40bps to NIM
   c. PPP LF interest expense totaled $171k
   d. In total, PPP loans had a negative impact of 13bps on NIM

First Choice Bancorp

Deposit Mix / Growth

Deposit Yield by Product Type

Deposit Type ($ in millions)	Balances [1]	% of Total	Weighted average cost [2] (QTD)
Noninterest-bearing	$ 999	52.7%	0.00%
Interest checking	386	20.3%	0.15%
Money market accounts	312	16.5%	0.25%
Savings accounts	32	1.7%	0.14%
Time deposits	63	3.3%	0.73%
Brokered time deposits	104	5.5%	0.57%
Total	$ 1,896	100.0%	0.13%

1. Total deposits at March 31, 2021.
2. Cost of deposits for the three months ended March 31, 2021.

Deposits by Product Type


3.3%, Time deposits
5.5%, Brokered time deposits
1.7%, Savings accounts
16.5%, Money market accounts
52.7%, Noninterest-bearing
20.3%, Interest checking

Historical Cost of Deposits


1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.75%
0.89%
0.89%
0.71%
0.63%
0.31%
0.25%
0.22%
0.13%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21

Noninterest-bearing / Total Deposits


60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
44.10%
43.60%
49.70%
47.70%
46.50%
49.20%
47.20%
50.20%
52.70%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21

First Choice Bancorp

Net Interest Margin

Sustainable NIM



8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Adj. NIM, Excluding PPP
5.50%
5.14%
5.52%
4.85%
4.78%
4.40%
4.41%
4.30%
4.33%
4.12%
4.05%
4.31%
4.20%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21

Actions to Mitigate NIM Compression

1. Maintaining pricing discipline in new loan originations
2. Floors in variable rate loans help maintain loan yields
    a. 80% of loans are not subject to rate down risk
3. Active balance sheet management
    a. Optimize cash and securities investments
    b. Repricing interest checking, MMDA, savings, and wholesale funding
    c. Opportunistically locking in long-term, low cost funding

Total Portfolio Loan Yields



8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Excluding PPP
6.62%
6.42%
6.93%
6.21%
5.95%
5.40%
5.31%
5.28%
5.27%
4.94%
4.77%
5.15%
4.97%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21

Total Cost of Funds



8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.85%
1.03%
0.98%
0.77%
0.72%
0.34%
0.29%
0.27%
0.18%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21

Credit Quality and Allowance Details

$ ALLL and ALLL/ Loans HFI


$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.90% 0.90% 0.94% 0.98% 1.13% 1.24% 1.25% 1.23% 1.22%
0.97% 0.99% 1.02% 0.95%
$11,426 $12,053 $12,340 $13,522 $16,218 $17,822 $18,734 $19,167 $19,271
Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21
ALLL ($s in thousands)
ALLL/Loans Held for Investment
ALLL/Loans Held for Investment (ex. PPP)

Non Performing Assets / Total Assets


0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.10% 0.15% 0.45% 0.67% 0.51% 0.41% 0.58% 0.28% 0.17%
Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21

Quarterly Loan Loss Provision


$ in thousands
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$350 $550 $700 $1,200 $800 $1,900 $700 $1,400 $1,000 $100 $0
Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21
Other General & Specific Provisions
COVID-19

ALLL by Loan Type

Loan Type ($s in thousands)	Mar 31 , 2020	Jun 30, 2020	Sept 30, 2020	Dec 31, 2020	Mar 31 , 2021
Construction and Land	$ 2,498	$ 2,470	$ 2,375	$ 2,129	$ 2,536
Residential	333	361	275	233	220
CRE OO	844	1,365	1,282	1,290	1,305
CRE NOO	4,131	5,347	5,556	5,545	5,861
Commercial & Industrial	5,455	5,607	6,276	6,714	6,363
SBA	2,954	2,672	2,970	3,256	2,986
Consumer	3	-	-	-	-
Total	$ 16,218	$ 17,822	$ 18,734	$ 19,167	$ 19,271

First Choice Bancorp

Capital and Liquidity Ratios

Tangible Common Equity [1]



$ in millions
$210
$205
$200
$195
$190
$185
$180
$175
$170
$165
$168
$175
$179
$183
$184
$188
$194
$202
$209
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21

Tangible Book Value per Share [1]



$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$14.45
$14.87
$15.38
$15.70
$15.81
$16.09
$16.56
$17.29
$17.69
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21

Tier 1 Leverage ("CBLR") Ratio [2]



14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12.73%
12.56%
12.55%
12.01%
11.73%
10.31%
10.31%
10.28%
9.76%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21

Q1'21 Available Liquidity

- The Bank is well positioned to meet loan demand in widely anticipated economic recovery scenarios

($ millions)	Available Capacity
Senior Secured Notes	25
Unsecured Lines of Credit	125
FRB Discount Window & PPP LF	393
FHLB	259
Brokered Deposits	117
	$ 919

1 Non-GAAP measure. See reconciliation to GAAP in the Appendix.
2 Preliminary until Call Report is filed on or before April 30, 2021.

Increased Online Customer Activity

Customers have shifted their transactions away from physical branches to online channels

2020 Branch Transactions


Branch Transactions
-16% decline
5,767
4,837
1/31/2020
3/31/2021

2020 Digital Banking


Growth in Digital Business Banking
+51% growth
+80% growth
1,331
483
2,012
868
1/31/2020
3/31/2021
# of Online Business Clients
# of Mobile Business Banking Users

Source: internal company metrics

Social Responsibility


Male, 35%
Female, 65%

Service and Philanthropy (as of Mar 31, 2021)

- $34,000 in donations to over 10 non-profit organizations that provided to the underserved to recover from the economic impact caused by the pandemic.
- 113 community service hours by FCB employees in the 1st Quarter shared their financial skills and knowledge with LMI residents in underserved communities

Diversity and Inclusion (as of Mar 31, 2021)

- Gender diversity at First Choice: 65% female of total workforce and more than 50% female of senior management
- Ethnic diversity at First Choice: 72% minority representation of total workforce and 36% minority representation of senior management

Opportunities & Key Priorities

Revenue	• New client acquisition for PPP and Main Street Lending customers • Continue to develop in specialty deposit gathering niches • Grow treasury management niches
Net Interest Margin	• Floors in Loans have helped buoy NIM • PPP forgiveness increases NIM • Actively restructure & reprice wholesale and customer deposits
Expenses	• Actively manage overhead costs; right-sizing real estate expenses • Leverage technology solutions to enhance process efficiencies • Continue to invest in technology infrastructure to support growth
Shareholder Value	• Seek to maintain quarterly dividend • Consistently add tangible book value per share • Continue to deliver superior financial performance to improve ROATCE

Contact Information

NAME	TITLE & CONTACT
Robert M. Franko	**First Choice Bancorp** *President, Chief Executive Officer & Chief Financial Officer* **Address:** 17785 Center Court Drive Suite 750 Cerritos, CA 90703 **Telephone:** (562) 345-9241 **Email:** Rfranko@FirstChoiceBankCA.com
Mag Wangsuwana	**First Choice Bank** *Chief Financial Officer* **Address:** 17785 Center Court Drive Suite 750 Cerritos, CA 90703 **Telephone:** (562) 263-8340 **Email:** MWangsuwana@FirstChoiceBankCA.com







Corporate Headquarters:
17785 Center Court Drive, Suite 750
Cerritos, CA 90703
Telephone: (562) 345-9092

Website: www.firstchoicebankca.com

Appendix

Use of Non-GAAP Financial Measures. This presentation contains certain non-GAAP financial measures in addition to results presented in accordance with GAAP. The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's results of operations and financial condition and to enhance investors' overall understanding of such results of operations and financial condition, permit investors to effectively analyze financial trends of our business activities, and enhance comparability with peers across the financial services sector. These non-GAAP financial measures are not a substitute for GAAP measures and should be read in conjunction with the Company's GAAP financial information. A reconciliation of GAAP financial measures to non-GAAP measures is included in the following slides.

First Choice Bancorp

Non-GAAP Reconciliation

Efficiency Ratio	1Q21	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19
					($ in thousands)				
Noninterest expense	$ 12,097	$ 12,321	$ 11,528	$ 11,100	$ 11,519	$ 11,284	$ 10,651	$ 10,605	$ 10,700
Net interest income	23,831	23,533	21,726	20,304	19,173	19,208	21,026	18,836	19,192
Plus: Noninterest income	2,254	4,194	1,943	1,055	1,415	1,583	1,673	2,322	2,122
Total net interest income and noninterest income	$ 26,085	$ 27,727	$ 23,669	$ 21,359	$ 20,588	$ 20,791	$ 22,699	$ 21,158	$ 21,314
Efficiency ratio	46.4%	44.4%	48.7%	52.0%	56.0%	54.3%	46.9%	50.1%	50.2%
Pre-tax Pre-Provsion Income									
Net interest income	$ 23,831	$ 23,533	$ 21,726	$ 20,304	$ 19,173	$ 19,208	$ 21,026	$ 18,836	$ 19,192
Noninterest income	2,254	4,194	1,943	1,055	1,415	1,583	1,673	2,322	2,122
Total net interest income and noninterest income	26,085	27,727	23,669	21,359	20,588	20,791	22,699	21,158	21,314
Less: Noninterest expense	12,097	12,321	11,528	11,100	11,519	11,284	10,651	10,605	10,700
Pre-tax pre-provision income	$ 13,988	$ 15,406	$ 12,141	$ 10,259	$ 9,069	$ 9,507	$ 12,048	$ 10,553	$ 10,614

First Choice Bancorp

Non-GAAP Reconciliation

Return on Average Assets, Equity, Tangible Common Equity	1Q21	4Q20	3Q20	2Q20	1Q20 ($ in thousands)	4Q19	3Q19	2Q19	1Q19
Net income	$ 9,758	$ 10,794	$ 7,881	$ 5,730	$ 4,546	$ 5,958	$ 8,071	$ 6,811	$ 7,008
Average assets	$ 2,418,946	$ 2,288,205	$ 2,254,461	$ 2,109,208	$ 1,727,401	$ 1,688,584	$ 1,620,804	$ 1,579,740	$ 1,523,257
Average shareholders' equity	285,620	278,049	270,903	268,168	264,869	261,916	257,158	251,662	248,168
Less: Average intangible	78,309	78,501	78,696	78,901	79,083	79,336	79,535	79,731	79,928
equity	$ 207,311	$ 199,548	$ 192,207	$ 189,267	$ 185,786	$ 182,580	$ 177,623	$ 171,931	$ 168,240
Return on average assets	1.64%	1.88%	1.39%	1.09%	1.06%	1.40%	1.98%	1.73%	1.87%
Return on average equity	13.86%	15.44%	11.57%	8.59%	6.90%	9.02%	12.45%	10.86%	11.45%
Return on average tangible common equity	19.09%	21.52%	16.31%	12.18%	9.84%	12.95%	18.03%	15.89%	16.89%

Tangible Common Equity Ratio/ Tangible Book Value Per Share	As of March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020 ($ in thousands,except per share amounts)	December 31, 2019	September, 30 2019	June 30, 2019	March 31, 2019
Shareholders' equity	$ 287,412	$ 280,741	$ 272,471	$ 266,949	$ 263,307	$ 261,805	$ 258,670	$ 254,121	$ 248,135
Less: Intangible assets	78,193	78,381	78,574	78,767	78,960	79,153	79,411	79,608	79,805
Tangible common equity	$ 209,219	$ 202,360	$ 193,897	$ 188,182	$ 184,347	$ 182,652	$ 179,259	$ 174,513	$ 168,330
Shares outstanding	11,824,487	11,705,684	11,705,878	11,697,766	11,662,603	11,635,531	11,652,582	11,737,441	11,650,020
Tangible book value per share	$ 24.31	$ 23.98	$ 23.28	$ 22.82	$ 22.58	$ 22.50	$ 22.20	$ 21.65	$ 21.30
Book value per share	$ 17.69	$ 17.29	$ 16.56	$ 16.09	$ 15.81	$ 15.70	$ 15.38	$ 14.87	$ 14.45